CNA Financial Corporation

Supplemental Financial Information

December 31, 2011

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
December 31, 2011

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note J to the Condensed Consolidated Financial Statements within the September 30, 2011 Form 10-Q for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 16 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
Limited partnerships are a relatively small portion of CNA's overall investment portfolio. The majority of our limited partnership investments employ hedge fund strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

Agreement to Cede Asbestos and Environmental Pollution (A&EP) Liabilities to National Indemnity Company (NICO)
On August 31, 2010, the Company completed a transaction with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which substantially all of the Company's legacy A&EP liabilities were ceded to NICO (Loss Portfolio Transfer or LPT). The Company recognized an after-tax loss of $365 million in the third quarter of 2010, of which $344 million related to the Company's continuing operations and $21 million related to the Company's discontinued operations.

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav)	Twelve Months		Fav / (Unfav)
(In millions)	2011	2010	% Change	2011	2010	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,661	$1,647	1%	$6,603	$6,515	1%
Net investment income	523	624	(16)	2,054	2,316	(11)
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(39)	(65)	40	(175)	(254)	31
Portion of OTTI recognized in Other comprehensive income (loss)	3	(6)	150	(41)	22	N/M
Net OTTI losses recognized in earnings	(36)	(71)	49	(216)	(232)	7
Other net realized investment gains (losses)	31	32	(3)	212	318	(33)
Net realized investment gains (losses), net of participating policyholders' interests	(5)	(39)	87	(4)	86	(105)
Other revenues	80	66	21	294	292	1
Total revenues	2,259	2,298	(2)	8,947	9,209	(3)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,358	1,186	(15)	5,489	4,985	(10)
Amortization of deferred acquisition costs	359	349	(3)	1,410	1,387	(2)
Other operating expenses	260	243	(7)	996	1,568	36
Interest	43	44	2	175	157	(11)
Total claims, benefits and expenses	2,020	1,822	(11)	8,070	8,097	—
Income (loss) from continuing operations before income tax	239	476	(50)	877	1,112	(21)
Income tax (expense) benefit	(48)	(150)	68	(246)	(333)	26
Income (loss) from continuing operations, net of tax	191	326	(41)	631	779	(19)
Income (loss) from discontinued operations, net of tax	—	—	N/M	(1)	(21)	95
Net income (loss)	191	326	(41)	630	758	(17)
Net (income) loss attributable to noncontrolling interests	(1)	(24)	96	(16)	(68)	76
Net income (loss) attributable to CNA	$190	$302	(37)%	$614	$690	(11)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED DECEMBER 31	Three Months		Twelve Months
(In millions, except per share data)	2011	2010	2011	2010
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA before LPT	$191	$326	$614	$1,004
Net loss related to LPT	—	—	—	(344)
Net operating income (loss) from continuing operations attributable to CNA	191	326	614	660
Less: 2008 Senior Preferred dividend	—	(8)	—	(76)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	191	318	614	584
Net realized investment gains (losses) attributable to CNA common stockholders	(1)	(24)	1	51
Income (loss) from continuing operations attributable to CNA common stockholders	190	294	615	635
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	(1)	(21)
Income (loss) attributable to CNA common stockholders	$190	$294	$614	$614

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA before LPT	$0.71	$1.21	$2.28	$3.73
Net loss related to LPT	—	—	—	(1.28)
Net operating income (loss) from continuing operations attributable to CNA	0.71	1.21	2.28	2.45
Less: 2008 Senior Preferred dividend	—	(0.03)	—	(0.28)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	0.71	1.18	2.28	2.17
Net realized investment gains (losses) attributable to CNA common stockholders	(0.01)	(0.09)	—	0.19
Income (loss) from continuing operations attributable to CNA common stockholders	0.70	1.09	2.28	2.36
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	(0.08)
Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.70	$1.09	$2.28	$2.28

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.3	269.2	269.3	269.1
Diluted	269.6	269.6	269.6	269.5

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	6.5%	10.5%	5.5%	6.4%
Net operating income (loss) from continuing operations attributable to CNA (2)	7.0	12.2	5.7	6.1
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

DECEMBER 31
(In millions, except share data)	2011	2010
Total assets	$55,179	$55,331
Insurance reserves	37,554	37,590
Debt	2,608	2,651
Total liabilities	43,622	43,807
Accumulated other comprehensive income (loss)	470	326
Noncontrolling interests	—	570
Total CNA stockholders' equity	11,557	10,954

Book value per common share	$42.92	$40.70
Book value per common share excluding AOCI	$41.17	$39.49

Outstanding shares of common stock (in millions of shares)	269.3	269.1

THREE MONTHS ENDED DECEMBER 31 (In millions)	2011	2010
Net cash flows provided (used) by operating activities	$889	$584
Net cash flows provided (used) by investing activities	(843)	(93)
Net cash flows provided (used) by financing activities	(56)	(497)
Net cash flows provided (used) by operating, investing and financing activities	$(10)	$(6)

TWELVE MONTHS ENDED DECEMBER 31 (In millions)	2011	2010
Net cash flows provided (used) by operating activities (1)	$1,702	$(89)
Net cash flows provided (used) by investing activities	(1,060)	767
Net cash flows provided (used) by financing activities	(644)	(742)
Net cash flows provided (used) by operating, investing and financing activities	$(2)	$(64)
(1) Operating cash flows for the twelve months ended December 31, 2010 include $(1.9) billion related to the initial net cash settlement with NICO for the Loss Portfolio Transfer, as further discussed on page i.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED DECEMBER 31, 2011 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,000	$12,116	$19,116	$2,748	$3,167	$25,031
Ceded	851	1,723	2,574	571	2,546	5,691
Net	6,149	10,393	16,542	2,177	621	19,340

Reduction of net reserves due to sale of subsidiary	—	(277)	(277)	—	—	(277)
Net incurred claim & claim adjustment expenses	323	498	821	142	(3)	960
Net claim & claim adjustment expense payments	(450)	(228)	(678)	(135)	(28)	(841)
Foreign currency translation adjustment and other	1	4	5	95	1	101

Claim & claim adjustment expense reserves, end of period
Net	6,023	10,390	16,413	2,279	591	19,283
Ceded	817	1,119	1,936	546	2,538	5,020
Gross	$6,840	$11,509	$18,349	$2,825	$3,129	$24,303

TWELVE MONTHS ENDED DECEMBER 31, 2011 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,793	$12,522	$19,315	$2,739	$3,442	$25,496
Ceded	875	1,881	2,756	642	2,724	6,122
Net	5,918	10,641	16,559	2,097	718	19,374

Reduction of net reserves due to sale of subsidiary	—	(277)	(277)	—	—	(277)
Net incurred claim & claim adjustment expenses	1,656	2,320	3,976	621	13	4,610
Net claim & claim adjustment expense payments	(1,539)	(2,285)	(3,824)	(534)	(144)	(4,502)
Foreign currency translation adjustment and other	(12)	(9)	(21)	95	4	78

Claim & claim adjustment expense reserves, end of period
Net	6,023	10,390	16,413	2,279	591	19,283
Ceded	817	1,119	1,936	546	2,538	5,020
Gross	$6,840	$11,509	$18,349	$2,825	$3,129	$24,303

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Consolidated

	December 31, 2011		September 30, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$20,884	$1,792	$20,908	$1,758	$21,031	$1,533
States, municipalities and political subdivisions:
Tax-exempt	5,731	277	5,479	206	4,282	(218)
Taxable	4,051	487	4,058	497	3,607	(50)
Total states, municipalities and political subdivisions	9,782	764	9,537	703	7,889	(268)
Asset-backed: (1)(2)
Agency RMBS	4,185	130	4,154	172	3,836	38
Prime RMBS	718	(89)	775	(80)	1,139	(128)
Sub-prime RMBS	330	(34)	368	(39)	483	(44)
Alt-A RMBS	542	(18)	553	(15)	632	(30)
Total RMBS	5,775	(11)	5,850	38	6,090	(164)
Agency CMBS	82	3	36	3	30	—
Other CMBS	1,272	(14)	1,213	(9)	963	(1)
Total CMBS	1,354	(11)	1,249	(6)	993	(1)
Other ABS	955	9	1,036	1	763	10
Total asset-backed	8,084	(13)	8,135	33	7,846	(155)
U.S. Treasury and obligations of government-sponsored enterprises	493	14	237	16	137	15
Foreign government	636	28	582	25	620	18
Redeemable preferred stock	58	7	57	8	54	7
Total fixed maturity securities	39,937	2,592	39,456	2,543	37,577	1,150
Equities	304	16	327	11	440	18
Limited partnership investments	2,245	—	2,371	—	2,309	—
Other invested assets	12	—	17	—	27	1
Mortgage loans	234	—	204	—	87	—
Short term investments	1,641	—	1,730	(2)	2,215	2
Total investments	$44,373	$2,608	$44,105	$2,552	$42,655	$1,171

Net receivable/(payable)	$45	$—	$(134)	$—	$(222)	$—
(1) Agency RMBS and CMBS include securities issued or guaranteed, or collateralized by assets or securities issued or guaranteed, by U.S. government agencies or government-sponsored enterprises.
(2) The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	December 31, 2011		September 30, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,190	$620	$13,241	$615	$13,541	$715
States, municipalities and political subdivisions:
Tax-exempt	2,204	116	2,344	93	2,116	10
Taxable	2,445	236	2,568	263	2,438	(42)
Total states, municipalities and political subdivisions	4,649	352	4,912	356	4,554	(32)
Asset-backed:
Agency RMBS	3,981	122	3,952	159	3,680	30
Prime RMBS	635	(78)	684	(71)	1,012	(109)
Sub-prime RMBS	316	(32)	353	(38)	461	(45)
Alt-A RMBS	483	(15)	491	(14)	563	(29)
Total RMBS	5,415	(3)	5,480	36	5,716	(153)
Agency CMBS	82	3	36	3	30	—
Other CMBS	1,087	(21)	1,034	(14)	803	(2)
Total CMBS	1,169	(18)	1,070	(11)	833	(2)
Other ABS	913	6	991	(3)	712	5
Total asset-backed	7,497	(15)	7,541	22	7,261	(150)
U.S. Treasury and obligations of government-sponsored enterprises	469	5	213	7	94	6
Foreign government	631	27	577	24	614	18
Redeemable preferred stock	7	1	5	1	5	3
Total fixed maturity securities	26,443	990	26,489	1,025	26,069	560
Equities	105	18	132	17	182	25
Limited partnership investments	2,245	—	2,370	—	2,307	—
Other invested assets	12	—	17	—	27	1
Mortgage loans	214	—	184	—	67	—
Short term investments	1,509	—	1,613	(2)	2,131	2
Total investments	$30,528	$1,008	$30,805	$1,040	$30,783	$588

Net receivable/(payable)	$50	$—	$(137)	$—	$(197)	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	December 31, 2011		September 30, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,694	$1,172	$7,667	$1,143	$7,490	$818
States, municipalities and political subdivisions:
Tax-exempt	3,527	161	3,135	113	2,166	(228)
Taxable	1,606	251	1,490	234	1,169	(8)
Total states, municipalities and political subdivisions	5,133	412	4,625	347	3,335	(236)
Asset-backed:
Agency RMBS	204	8	202	13	156	8
Prime RMBS	83	(11)	91	(9)	127	(19)
Sub-prime RMBS	14	(2)	15	(1)	22	1
Alt-A RMBS	59	(3)	62	(1)	69	(1)
Total RMBS	360	(8)	370	2	374	(11)
Agency CMBS	—	—	—	—	—	—
Other CMBS	185	7	179	5	160	1
Total CMBS	185	7	179	5	160	1
Other ABS	42	3	45	4	51	5
Total asset-backed	587	2	594	11	585	(5)
U.S. Treasury and obligations of government-sponsored enterprises	24	9	24	9	43	9
Foreign government	5	1	5	1	6	—
Redeemable preferred stock	51	6	52	7	49	4
Total fixed maturity securities	13,494	1,602	12,967	1,518	11,508	590
Equities	199	(2)	195	(6)	258	(7)
Limited partnership investments	—	—	1	—	2	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	20	—	20	—	20	—
Short term investments	132	—	117	—	84	—
Total investments	$13,845	$1,600	$13,300	$1,512	$11,872	$583

Net receivable/(payable)	$(5)	$—	$3	$—	$(25)	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - Fixed Maturity Securities by Credit Rating
December 31, 2011

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$300	$14	$1,301	$97	$6,941	$693	$10,217	$899	$2,125	$89	$20,884	$1,792
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,026	63	3,443	181	1,114	37	138	(3)	10	(1)	5,731	277
Taxable	—	—	625	61	2,630	321	796	105	—	—	—	—	4,051	487
Total states, municipalities and political subdivisions	—	—	1,651	124	6,073	502	1,910	142	138	(3)	10	(1)	9,782	764
Asset-backed:
Agency RMBS	4,185	130	—	—	—	—	—	—	—	—	—	—	4,185	130
Prime RMBS	—	—	15	(1)	65	(4)	27	—	94	(12)	517	(72)	718	(89)
Sub-prime RMBS	—	—	55	(4)	91	(9)	44	—	28	(4)	112	(17)	330	(34)
Alt-A RMBS	—	—	143	(1)	14	—	142	(1)	71	(1)	172	(15)	542	(18)
Total RMBS	4,185	130	213	(6)	170	(13)	213	(1)	193	(17)	801	(104)	5,775	(11)
Agency CMBS	82	3	—	—	—	—	—	—	—	—	—	—	82	3
Other CMBS	—	—	346	12	262	(1)	286	6	159	(6)	219	(25)	1,272	(14)
Total CMBS	82	3	346	12	262	(1)	286	6	159	(6)	219	(25)	1,354	(11)
Other ABS	—	—	515	12	251	—	160	(3)	27	—	2	—	955	9
Total asset-backed	4,267	133	1,074	18	683	(14)	659	2	379	(23)	1,022	(129)	8,084	(13)
U.S. Treasury and obligations of government-sponsored enterprises	493	14	—	—	—	—	—	—	—	—	—	—	493	14
Foreign government	—	—	396	16	132	7	108	5	—	—	—	—	636	28
Redeemable preferred stock	—	—	—	—	—	—	—	—	56	7	2	—	58	7
Total fixed maturity securities	$4,760	$147	$3,421	$172	$8,189	$592	$9,618	$842	$10,790	$880	$3,159	$(41)	$39,937	$2,592

Percentage of total fixed maturity securities	11.9%		8.6%		20.5%		24.1%		27.0%		7.9%		100.0%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Services, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Fair Value by Country of Risk*
December 31, 2011

	Corporate		Sovereign	Total
(In millions)	Financial Sector	Other Sectors
European exposure:
United Kingdom	$651	$625	$102	$1,378
France	206	187	31	424
Germany	109	270	—	379
Netherlands	190	151	15	356
Spain	49	147	1	197
Belgium	5	176	—	181
Sweden	138	32	—	170
Italy	12	120	11	143
Switzerland	74	37	2	113
Luxembourg	—	77	—	77
Greece	—	43	—	43
Norway	—	37	3	40
Russian Federation	—	33	—	33
Finland	—	24	5	29
Austria	4	4	7	15
Ireland	4	5	—	9
Czech Republic	—	4	—	4
Total fair value	$1,442	$1,972	$177	$3,591
Total amortized cost	$1,474	$1,790	$174	$3,438
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Credit Rating by Country of Risk*
December 31, 2011

(In millions)	AAA	AA	A	BBB	Non-investment grade	Total
United Kingdom	$134	$77	$749	$388	$30	$1,378
France	78	53	125	142	26	424
Germany	80	3	121	170	5	379
Netherlands	50	55	127	79	45	356
Spain	—	12	71	107	7	197
Belgium	—	—	84	97	—	181
Sweden	—	95	46	29	—	170
Italy	6	2	69	63	3	143
Switzerland	2	30	52	22	7	113
Luxembourg	—	—	4	63	10	77
Greece	—	—	43	—	—	43
Norway	3	2	—	29	6	40
Russian Federation	—	—	—	28	5	33
Finland	5	—	—	24	—	29
Austria	11	—	4	—	—	15
Ireland	—	—	—	9	—	9
Czech Republic	—	—	4	—	—	4
Total fair value	$369	$329	$1,499	$1,250	$144	$3,591
Total amortized cost	$363	$303	$1,448	$1,184	$140	$3,438
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
THREE MONTHS ENDED DECEMBER 31 (In millions)	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Gross written premiums	$1,126	$1,054	7%	$859	$839	2%	$1,985	$1,893	5%
Net written premiums	700	682	3	806	778	4	1,506	1,460	3
Operating revenues:
Net earned premiums	698	681	2	822	824	—	1,520	1,505	1
Net investment income	129	171	(25)	194	252	(23)	323	423	(24)
Other revenues	57	54	6	14	12	17	71	66	8
Total operating revenues	884	906	(2)	1,030	1,088	(5)	1,914	1,994	(4)
Claims, Benefits and Expenses:
Net incurred claims and benefits	324	332	2	489	507	4	813	839	3
Policyholders' dividends	1	6	83	3	3	—	4	9	56
Amortization of deferred acquisition costs	168	160	(5)	186	184	(1)	354	344	(3)
Other insurance related expenses	50	47	(6)	104	106	2	154	153	(1)
Other expenses	51	49	(4)	16	13	(23)	67	62	(8)
Total claims, benefits and expenses	594	594	—	798	813	2	1,392	1,407	1
Operating income (loss) from continuing operations before income tax	290	312	(7)	232	275	(16)	522	587	(11)
Income tax (expense) benefit on operating income (loss)	(99)	(105)	6	(78)	(95)	18	(177)	(200)	12
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(22)	N/M	(1)	(2)	50	(1)	(24)	96
Net operating income (loss) from continuing operations attributable to CNA	191	185	3	153	178	(14)	344	363	(5)
Net realized investment gains (losses), net of participating policyholders' interests	(12)	(30)	60	1	(45)	102	(11)	(75)	85
Income tax (expense) benefit on net realized investment gains (losses)	4	11	(64)	2	16	(88)	6	27	(78)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	—	N/M	—	—	N/M
Net realized investment gains (losses) attributable to CNA	(8)	(19)	58	3	(29)	110	(5)	(48)	90
Net income (loss) from continuing operations attributable to CNA	$183	$166	10%	$156	$149	5%	$339	$315	8%

FINANCIAL RATIOS
Loss & LAE	46.3%	48.8%		59.6%	61.8%		53.5%	55.9%
Acquisition expense	19.7	18.6		18.0	17.1		18.8	17.8
Underwriting expense	11.7	11.9		17.2	18.1		14.6	15.3
Expense	31.4	30.5		35.2	35.2		33.4	33.1
Dividend	0.1	0.9		0.4	0.4		0.3	0.6
Combined ratio	77.8%	80.2%		95.2%	97.4%		87.2%	89.6%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$4	$2		$13	$19		$17	$21
Impact on loss & LAE ratio	0.6%	0.3%		1.6%	2.3%		1.1%	1.4%

Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(145)	$(126)		$(105)	$(75)		$(250)	$(201)
Prior year premium development	6	2		—	(6)		6	(4)
Other (1)	—	(2)		—	(15)		—	(17)
Total development & other	$(139)	$(126)		$(105)	$(96)		$(244)	$(222)
Impact of development & other on loss & LAE ratio	(20.1)%	(18.6)%		(12.8)%	(11.3)%		(16.1)%	(14.6)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core				Corporate & Other Non-Core			Total Operations
THREE MONTHS ENDED DECEMBER 31 (In millions)	2011	2010	2011	2010	Fav / (Unfav) % Change		2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$1,520	$1,505	$142	$146	(3)%		$(1)	$(4)	75%	$1,661	$1,647	1%
Net investment income	323	423	192	184	4		8	17	(53)	523	624	(16)
Other revenues	71	66	7	(3)	N/M		2	3	(33)	80	66	21
Total operating revenues	1,914	1,994	341	327	4		9	16	(44)	2,264	2,337	(3)
Claims, Benefits and Expenses:
Net incurred claims and benefits	813	839	541	326	(66)		(3)	10	130	1,351	1,175	(15)
Policyholders' dividends	4	9	3	2	(50)		—	—	N/M	7	11	36
Amortization of deferred acquisition costs	354	344	5	5	—		—	—	N/M	359	349	(3)
Other insurance related expenses	154	153	35	43	19		1	—	N/M	190	196	3
Other expenses	67	62	5	(11)	(145)		41	40	(3)	113	91	(24)
Total claims, benefits and expenses	1,392	1,407	589	365	(61)		39	50	22	2,020	1,822	(11)
Operating income (loss) from continuing operations before income tax	522	587	(248)	(38)	N/M		(30)	(34)	12	244	515	(53)
Income tax (expense) benefit on operating income (loss)	(177)	(200)	91	23	N/M		34	12	183	(52)	(165)	68
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(1)	(24)	—	—	N/M		—	—	N/M	(1)	(24)	96
Net operating income (loss) from continuing operations attributable to CNA	344	363	(157)	(15)	N/M		4	(22)	118	191	326	(41)
Net realized investment gains (losses), net of participating policyholders' interests	(11)	(75)	—	38	N/M		6	(2)	N/M	(5)	(39)	87
Income tax (expense) benefit on net realized investment gains (losses)	6	27	—	(13)	N/M		(2)	1	N/M	4	15	(73)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M		—	—	N/M	—	—	N/M
Net realized investment gains (losses) attributable to CNA	(5)	(48)	—	25	N/M		4	(1)	N/M	(1)	(24)	96
Net income (loss) from continuing operations attributable to CNA	$339	$315	$(157)	$10	N/M	%	$8	$(23)	135%	$190	$302	(37)%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
TWELVE MONTHS ENDED DECEMBER 31 (In millions)	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Gross written premiums	$4,474	$4,234	6%	$3,599	$3,512	2%	$8,073	$7,746	4%
Net written premiums	2,872	2,691	7	3,350	3,208	4	6,222	5,899	5
Operating revenues:
Net earned premiums	2,796	2,679	4	3,240	3,256	—	6,036	5,935	2
Net investment income	500	591	(15)	763	873	(13)	1,263	1,464	(14)
Other revenues	221	216	2	54	61	(11)	275	277	(1)
Total operating revenues	3,517	3,486	1	4,057	4,190	(3)	7,574	7,676	(1)
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,657	1,447	(15)	2,296	2,175	(6)	3,953	3,622	(9)
Policyholders' dividends	(3)	12	125	8	14	43	5	26	81
Amortization of deferred acquisition costs	663	631	(5)	725	736	1	1,388	1,367	(2)
Other insurance related expenses	197	186	(6)	395	424	7	592	610	3
Other expenses	191	190	(1)	53	55	4	244	245	—
Total claims, benefits and expenses	2,705	2,466	(10)	3,477	3,404	(2)	6,182	5,870	(5)
Operating income (loss) from continuing operations before income tax	812	1,020	(20)	580	786	(26)	1,392	1,806	(23)
Income tax (expense) benefit on operating income (loss)	(281)	(343)	18	(207)	(260)	20	(488)	(603)	19
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(12)	(52)	77	(4)	(17)	76	(16)	(69)	77
Net operating income (loss) from continuing operations attributable to CNA	519	625	(17)	369	509	(28)	888	1,134	(22)
Net realized investment gains (losses), net of participating policyholders' interests	(5)	30	(117)	14	(15)	193	9	15	(40)
Income tax (expense) benefit on net realized investment gains (losses)	2	(10)	120	(2)	(1)	(100)	—	(11)	N/M
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	1	N/M	—	1	N/M
Net realized investment gains (losses) attributable to CNA	(3)	20	(115)	12	(15)	180	9	5	80
Net income (loss) from continuing operations attributable to CNA	$516	$645	(20)%	$381	$494	(23)%	$897	$1,139	(21)%

FINANCIAL RATIOS
Loss & LAE	59.3%	54.0%		70.9%	66.8%		65.5%	61.0%
Acquisition expense	19.6	19.2		17.4	17.8		18.4	18.4
Underwriting expense	11.1	11.3		17.1	17.9		14.4	15.0
Expense	30.7	30.5		34.5	35.7		32.8	33.4
Dividend	(0.1)	0.5		0.3	0.4		0.1	0.4
Combined ratio	89.9%	85.0%		105.7%	102.9%		98.4%	94.8%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$14	$8		$208	$113		$222	$121
Impact on loss & LAE ratio	0.5%	0.3%		6.4%	3.5%		3.7%	2.0%

Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(217)	$(341)		$(204)	$(304)		$(421)	$(645)
Prior year premium development	(28)	(3)		21	48		(7)	45
Other (1)	—	(2)		1	(14)		1	(16)
Total development & other	$(245)	$(346)		$(182)	$(270)		$(427)	$(616)
Impact of development & other on loss & LAE ratio	(8.4)%	(12.9)%		(5.7)%	(8.7)%		(7.0)%	(10.6)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core				Corporate & Other Non-Core			Total Operations
TWELVE MONTHS ENDED DECEMBER 31 (In millions)	2011	2010	2011	2010	Fav / (Unfav) % Change		2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$6,036	$5,935	$569	$582	(2)%		$(2)	$(2)	—%	$6,603	$6,515	1%
Net investment income	1,263	1,464	759	715	6		32	137	(77)	2,054	2,316	(11)
Other revenues	275	277	13	7	86		6	8	(25)	294	292	1
Total operating revenues	7,574	7,676	1,341	1,304	3		36	143	(75)	8,951	9,123	(2)
Claims, Benefits and Expenses:
Net incurred claims and benefits	3,953	3,622	1,526	1,275	(20)		(3)	58	105	5,476	4,955	(11)
Policyholders' dividends	5	26	8	4	(100)		—	—	N/M	13	30	57
Amortization of deferred acquisition costs	1,388	1,367	22	20	(10)		—	—	N/M	1,410	1,387	(2)
Other insurance related expenses	592	610	143	180	21		3	7	57	738	797	7
Other expenses	244	245	19	2	N/M		170	681	75	433	928	53
Total claims, benefits and expenses	6,182	5,870	1,718	1,481	(16)		170	746	77	8,070	8,097	—
Operating income (loss) from continuing operations before income tax	1,392	1,806	(377)	(177)	(113)		(134)	(603)	78	881	1,026	(14)
Income tax (expense) benefit on operating income (loss)	(488)	(603)	169	90	88		68	216	(69)	(251)	(297)	15
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(16)	(69)	—	—	N/M		—	—	N/M	(16)	(69)	77
Net operating income (loss) from continuing operations attributable to CNA	888	1,134	(208)	(87)	(139)		(66)	(387)	83	614	660	(7)
Net realized investment gains (losses), net of participating policyholders' interests	9	15	(7)	53	(113)		(6)	18	(133)	(4)	86	(105)
Income tax (expense) benefit on net realized investment gains (losses)	—	(11)	2	(20)	110		3	(5)	160	5	(36)	114
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	1	—	—	N/M		—	—	N/M	—	1	N/M
Net realized investment gains (losses) attributable to CNA	9	5	(5)	33	(115)		(3)	13	(123)	1	51	(98)
Net income (loss) from continuing operations attributable to CNA	$897	$1,139	$(213)	$(54)	N/M	%	$(69)	$(374)	82%	$615	$711	(14)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income
(In millions)

	CNA Specialty
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	YTD 2011
Income (loss) from limited partnerships	$23	$(1)	$23	$41	$86	$38	$4	$(32)	$5	$15
Income (loss) from trading portfolio	1	1	1	2	5	1	1	—	1	3
Other investment income	123	125	124	128	500	121	121	117	123	482
Net investment income	$147	$125	$148	$171	$591	$160	$126	$85	$129	$500

	CNA Commercial
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	YTD 2011
Income (loss) from limited partnerships	$40	$(2)	$38	$68	$144	$73	$6	$(59)	$11	$31
Income (loss) from trading portfolio	2	1	2	2	7	2	2	(1)	2	5
Other investment income	179	185	176	182	722	186	185	175	181	727
Net investment income	$221	$184	$216	$252	$873	$261	$193	$115	$194	$763

	P&C Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	YTD 2011
Income (loss) from limited partnerships	$63	$(3)	$61	$109	$230	$111	$10	$(91)	$16	$46
Income (loss) from trading portfolio	3	2	3	4	12	3	3	(1)	3	8
Other investment income	302	310	300	310	1,222	307	306	292	304	1,209
Net investment income	$368	$309	$364	$423	$1,464	$421	$319	$200	$323	$1,263

	Life & Group Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	YTD 2011
Income (loss) from limited partnerships	$—	$(3)	$1	$—	$(2)	$—	$—	$—	$—	$—
Income (loss) from trading portfolio	—	—	—	—	—	—	—	—	—	—
Other investment income	175	177	181	184	717	188	189	190	192	759
Net investment income	$175	$174	$182	$184	$715	$188	$189	$190	$192	$759

	Corporate & Other Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	YTD 2011
Income (loss) from limited partnerships	$9	$2	$6	$4	$21	$3	$1	$(2)	$—	$2
Income (loss) from trading portfolio	1	—	1	(1)	1	—	—	—	1	1
Other investment income	37	36	28	14	115	8	8	6	7	29
Net investment income	$47	$38	$35	$17	$137	$11	$9	$4	$8	$32

	Total Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	YTD 2011
Income (loss) from limited partnerships	$72	$(4)	$68	$113	$249	$114	$11	$(93)	$16	$48
Income (loss) from trading portfolio	4	2	4	3	13	3	3	(1)	4	9
Other investment income	514	523	509	508	2,054	503	503	488	503	1,997
Net investment income	$590	$521	$581	$624	$2,316	$620	$517	$394	$523	$2,054

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

PERIODS ENDED DECEMBER 31	Three Months			Twelve Months
Income Statements	(Preliminary) 2011		Fav / (Unfav) % Change	(Preliminary) 2011		Fav / (Unfav) % Change
(In millions)		2010			2010
Combined Continental Casualty Companies
Gross written premiums	$1,938	$1,818	7%	$7,892	$7,448	6%
Net written premiums	1,464	1,382	6	6,072	5,637	8

Net earned premiums	1,316	1,298	1	5,167	5,042	2
Claim and claim adjustment expenses	1,005	1,072	6	4,425	4,123	(7)
Acquisition expenses	242	237	(2)	1,030	962	(7)
Underwriting expenses	218	222	2	810	818	1
Policyholders' dividends	4	5	20	13	14	7
Underwriting income (loss)	(153)	(238)	36	(1,111)	(875)	(27)
Net investment income	508	423	20	1,888	1,679	12
Other income (loss)	37	79	(53)	153	(626)	124
Income tax (expense) benefit	(58)	(69)	16	(94)	(25)	N/M
Net realized gains (losses)	111	(5)	N/M	118	105	12
Net income (loss)	$445	$190	134%	$954	$258	N/M	%

Financial Ratios
Loss and LAE	76.4%	82.6%		85.6%	81.8%
Acquisition expense	16.5	17.2		17.0	17.1
Underwriting expense	14.9	16.0		13.3	14.4
Expense	31.4	33.2		30.3	31.5
Dividend	0.3	0.4		0.3	0.3
Combined ratio	108.1%	116.2%		116.2%	113.6%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) 2011	2010
DECEMBER 31
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$9,888	$9,821
Life Company
Statutory surplus	$519	$498

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2011 YTD Evaluated at 12/31/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 12/31/11
Gross Accident Year	62.8%	62.6%	62.4%
Impact of Reinsurance	4.9	4.3	4.3
Net Accident Year	67.7	66.9	66.7%
Impact of Development and Other (1)	(8.4)	(12.9)
Net Calendar Year	59.3%	54.0%

	CNA Commercial
	2011 YTD Evaluated at 12/31/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 12/31/11
Gross Accident Year	72.9%	71.7%	72.6%
Impact of Reinsurance	3.7	3.8	3.1
Net Accident Year	76.6	75.5	75.7%
Impact of Development and Other (1)	(5.7)	(8.7)
Net Calendar Year	70.9%	66.8%

	P&C Operations
	2011 YTD Evaluated at 12/31/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 12/31/11
Gross Accident Year	67.3%	66.8%	67.1%
Impact of Reinsurance	5.2	4.8	4.6
Net Accident Year	72.5	71.6	71.7%
Impact of Development and Other (1)	(7.0)	(10.6)
Net Calendar Year	65.5%	61.0%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Net Carried Life & Group Non-Core Policyholder Reserves

December 31, 2011
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,470	$6,374	$—	$—
Payout annuities	660	1,997	—	—
Institutional markets	1	15	129	417
Other	53	5	—	—
Total	$2,184	$8,391	$129	$417
The reserve amounts above are net of $1,375 million of ceded reserves and exclude $95 million of claim and claim adjustment expenses and $627 million of future policy benefits relating to Shadow Adjustments. To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (Shadow Adjustments).

December 31, 2010
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,286	$5,829	$—	$—
Payout annuities	740	1,812	—	—
Institutional markets	1	15	106	450
Other	70	5	—	—
Total	$2,097	$7,661	$106	$450
The reserve amounts above are net of $1,502 million of ceded reserves and exclude $235 million of future policy benefits relating to Shadow Adjustments.